TRANSAMERICA PARTNERS VARIABLE FUNDS
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
Supplement dated February 24, 2009 to the Prospectus dated
May 1, 2008, as previously supplemented
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Small Core
The following supplements, amends and replaces certain information in the Prospectus.
Effective on or about February 27, 2009, Transamerica Asset Management, Inc. will terminate its Investment Sub-Advisory Agreement with RS Investment Management Co. LLC with respect to the Transamerica Partners Small Core Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Variable Funds Small Core Subaccount are invested.
Fort Washington Investment Advisors, Inc., INVESCO Institutional (N.A.), Inc. and Wellington Management Company, LLP will continue to serve as sub-advisers to the Transamerica Partners Small Core Portfolio.
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Investors Should Retain this Supplement for Future Reference
     2892 (rev. 5/08).